UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest reported)	May 14, 2009

GLOBAL HEALTH VENTURES INC.
(Exact name of registrant as specified in its chapter)
NEVADA	333-137888	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1517 West 58th Avenue, Vancouver, British Columbia		V6P 1W6
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(604) 761-7371

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
( ) Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR.240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01

Changes in Registrant’s Certifying Accountant.

On May 14th, 2009 Global Health Ventures Inc. (the “Company”) dismissed Manning Elliott LLP, Chartered Accountants, (“Manning”) as its auditors.  A copy of the Notice of Change of Auditor dated May 14th, 2009 is attached hereto as Exhibit 99.1.

In connection with the audit of the Company’s financial statements as of and for the fiscal years ended May 31, 2007 and May 31, 2008, and the subsequent interim periods, there were no disagreements with Manning on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Manning, would have caused  them to make reference in connection with its reports to the subject matter of the disagreements.

The audit report of Manning on the Company’s financial statements as of and for the year ended  May 31, 2008 and 2007, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

The accompanying financial statements have been prepared assuming the Company will continue as a going concern.  As discussed in Note 1 to the financial statements, the Company has not generated significant revenues and has incurred operating losses since inception.  These factors raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also discussed in Note 1.  The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Manning has furnished the Company with a letter stating its agreement with the statements contained in this Form 8-K.  A copy of this letter is attached hereto as Exhibit 16.1.

On May 14, 2009, the Company engaged UHY LDMB Advisors Inc., Chartered Accountants ("UHY") as the Company’s independent certified public accountants commencing with the audit of the Company’s financial statements for the fiscal year ended May 31, 2009.

Prior to engaging UHY, the Company consulted with UHY as to its qualifications, experiences and ability to audit the Company’s financial statements.  The Company and UHY did not have substantive discussions regarding the application of accounting principles to a specified transactions, either complete or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements and there are no reports nor written or oral advice provided by the new accountants’ used in deciding to retain UHY.  Further, as noted there was no matter that was the subject of a disagreement as described in item 304(a)(1)(iv) of Regulation S-K, promulgated by the Securities and Exchange Commission.

The decision to engage UHY was approved by the audit committee of the Company's board of directors.

UHY has furnished the Company with a letter stating its agreement with the information contained in the Notice of Change of Auditors.  A copy of this letter is attached hereto as Exhibit 16.2.

Section 5 – Corporate Governance and Management

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Dr. David Filer and Mr. Christian Bezy were appointed to the Company’s Board of Directors, effective May 14th, 2009.

Audrey Lew was appointed as the Company’s Chief Financial Officer, effective May 14, 2009.  Ms. Lew does not have a family relationship with any director or executive officer of the Company.  Mrs. Lew is a certified general accountant (CGA) from the British Columbia Institute of Charter Accounting. She has served for more than 15 years as controller, financial director and financial officer of a number of technology and health care companies. She has experience in both public and private companies accounting practices and GAP.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits.

Exhibit 16.1

Letter from Manning Elliott LLP, Chartered Accountants, addressed to the Securities and Exchange Commission confirming agreement with the statements in this Form 8-K.

Exhibit 16.2

Letter from UHY LDMB Advisors Inc., Chartered Accountants, addressed to British Columbia Securities Commission and Securities and Exchange Commission confirming agreement with Notice of Change of Auditor dated May 14, 2009.

Exhibit 99.1

Notice of Change of Auditor dated May 14, 2009.

Exhibit 99.2

News Release dated May 14, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HEALTH VENTURES INC.

Date :  May 14th, 2009

By :

/s/  Hassan Salari

Hassan Salari,

President, Chief Executive Officer,

Secretary and Director